Exploration and Evaluation Costs	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Exploration and Evaluation Costs	Exploration and Evaluation Assets

Exploration and Evaluation Assets
($ millions)	2020	2019
Beginning of year	643	997
Additions	1	46
Transfers to property, plant and equipment (note 9)	(3)	(44)
Expensed exploration expenditures previously capitalized	(594)	(355)
Exchange adjustments	(1)	(1)
End of year	46	643
During 2020, $439 million and $150 million (2019 - $331 million due primarily to Offshore and Western Canada Production) of the expensed exploration expenditures previously capitalized related to write-downs within the Offshore and Lloydminster Heavy Oil Value Chain business segments, respectively. The write-downs were primarily due to changes in management's future development plans resulting from the sustained decline in forecasted crude oil prices.
The following exploration and evaluation expenses for the years ended December 31, 2020 and 2019 relate to activities associated with the exploration for and evaluation of crude oil and natural gas resources and were recorded in the Integrated Corridor and Offshore business segments.

Exploration and Evaluation Expense Summary(1)
($ millions)	2020	2019
Seismic, geological and geophysical	117	131
Expensed drilling	612	409
Expensed land	4	7
	733	547
(1)    Includes expensed exploration expenditures previously capitalized.